Exhibit 99.2

CERTAIN OIL AND GAS PROPERTIES OF

ALAMO BORDEN COUNTY 1, LLC,

ALAMO BORDEN COUNTY II, LLC

ALAMO BORDEN COUNTY III, LLC AND

ALAMO BORDEN COUNTY IV, LLC

(COLLECTIVELY REFERRED TO AS “ALAMO”)

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

Year ended December 31, 2021

with Independent Auditors Report

CERTAIN OIL AND GAS PROPERTIES OF

ALAMO BORDEN COUNTY 1, LLC,

ALAMO BORDEN COUNTY II, LLC

ALAMO BORDEN COUNTY III, LLC AND

ALAMO BORDEN COUNTY IV, LLC

(COLLECTIVELY REFERRED TO AS “ALAMO”)

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

Year Ended December 31, 2021

Table of Contents

Independent Auditor’s Report	1

Statement of Revenues and Direct Operating Expenses	3

Notes to the Statement of Revenues and Direct Operating Expenses	4

Independent Auditor’s Report

To the Members and Board of Directors

of Alamo Borden County 1, LLC, Alamo Borden County II, LLC,

Alamo Borden County III, LLC, and Alamo Borden County IV, LLC

Opinion

We have audited the Statement of Revenues and Direct Operating Expenses associated with certain oil and gas properties (the Properties) to be acquired by HighPeak Energy Assets, LLC from Alamo Borden County 1, II, III and IV, LLC (Alamo) for the year ended December 31, 2021, and the related notes (the financial statements).

In our opinion, the accompanying financial statements present fairly, in all material respects, the revenues and direct operating expenses described in Note 1 of the Properties for the year ended December 31, 2021, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Alamo and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter — Basis of Accounting

We draw attention to Note 1 to the financial statements, which describes that the accompanying financial statements were prepared for the purpose of complying with the rules and regulations under Rule 3-05 of the Securities and Exchange Commission Regulation S-X (for inclusion in the filing of Form 8K of HighPeak Energy Inc.) and are not intended to be a complete presentation of Alamo’s revenues and expenses. As a result, the financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Alamo’s ability to continue as a going concern for one year after the date that the financial statements are issued (or when applicable, one year after the date that the financial statements are available to be issued).

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Alamo’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Alamo’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ WEAVER AND TIDWELL, L.L.P.

Midland, Texas
June 21, 2022

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(in thousands)

Year Ended December 31, 2021
Revenues	$6,895
Direct operating expenses	2,520
Excess of revenues over direct operating expenses	$4,375

See accompanying notes to the Statement of Revenues and Direct Operating Expenses

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

1.	Basis of Presentation

On February 15, 2022, Alamo Borden County II, LLC, Alamo Borden County III, LLC, and Alamo Borden County IV, LLC (the “Seller”) and HighPeak Energy Assets, LLC (the “Buyer”) entered in a Purchase and Sale Agreement ( the “PSA”), pursuant to which the Buyer purchased certain oil and gas leasehold and other real and personal property interests in Borden County, Texas and assumed certain liabilities from Seller (the interests as burdened by any assumed liabilities, the “Properties”), in exchange for 6,960,000 common shares of HighPeak Energy, Inc. at an initial price per share of $15.00. This transaction subsequently closed on March 25, 2022, at a price per share of $22.50, or $156,600,000, subject to adjustment as set forth therein. The transaction had an effective date of January 1, 2022.

Subsequently, on June 3, 2022, Alamo Borden County 1, LLC and Buyer entered into a separate Purchase and Sale Agreement ( the “PSA2”), pursuant to which the Buyer will purchase certain oil and gas leasehold and other real and personal property interests in Borden County, Texas and assumed certain liabilities from (the interests as burdened by any assumed liabilities, the “Properties 2”), in exchange for common shares of HighPeak Energy, Inc. at an initial aggregate value of $11,600,000, subject to adjustment as set forth therein. The price per share will be determined based on the 15-day volume-weighted average price (VWAP) of HighPeak Energy’s stock prior to closing less a 10% discount. The transaction has an effective date of January 1, 2022.

The Statement of Revenues and Direct Operating Expenses have been derived from the historical financial records of the Properties and Properties 2 (collectively “the Properties”) held in Alamo Borden County 1, LLC, Alamo Borden County II, LLC, Alamo Borden County III, LLC, and Alamo Borden County IV, LLC (collectively, “Alamo”), which represents the interests of Alamo as defined in the PSA’s for the respective transactions, in revenues and direct operating expenses associated with the Properties, and were not accounted for as a separate subsidiary or division during the period presented. Accordingly, a complete financial statement prepared under U.S. Generally Accepted Accounting Principles (“GAAP”) is not available or practicable to obtain for the Properties. The Statement of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Properties and will not be representative of future operations as it does not include depreciation, depletion and amortization, accretion of discount related to asset retirement obligations, general and administrative expenses, interest expense and income taxes and other income and expense items not directly associated with the revenues and direct operating expenses related to the Properties. Furthermore, no balance sheet has been presented for the Properties because they were not accounted for as a separate subsidiary or division of Alamo, and complete financial statements are not available, nor has information about the Properties operating, investing and financing cash flows been provided for similar reasons. The Statement of Revenues and Direct Operating Expenses of the Properties is presented in lieu of the full financial statements required under Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”).

2.	Summary of Significant Accounting Policies

A summary of Alamo’s significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

Revenue Recognition

Alamo recognizes revenue when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

2.	Summary of Significant Accounting Policies - continued

Crude Oil Sales

Sales under the Alamo’s crude oil contract are generally considered performed when Alamo sells crude oil production at the wellhead and receives an agreed-upon index price, net of any price differentials. Alamo recognizes revenue when control transfers to the purchaser at the wellhead based on the net price received.

Natural Gas

Sales under Alamo’s natural gas contracts are generally considered performed when Alamo sells natural gas production at the wellhead and receives an agreed-upon index price, net of any price differentials. Alamo recognizes revenue when control transfers to the purchaser at the wellhead based on the net price received.

Performance obligations and contract balances

Alamo’s commodity sale commitments are long-term in nature. The crude oil sales agreement has a primary term through November 23, 2028. The natural gas sales agreement has a primary term through December 31, 2028. Alamo typically satisfies its performance obligations upon transfer of control as described above and records the related revenue in the month production is delivered to the purchaser. Settlement statements for sales of crude oil and natural gas may not be received for 30 to 60 days after the date the volumes are delivered, and as a result, Alamo may be required to estimate the amount of volumes delivered to the purchaser and the price that will be received for the sale of the product.

Alamo records the differences between estimates and the actual amounts received for product sales in the month that payment is received from the purchaser. Historically, differences between Alamo’s revenue estimates and actual revenue received have not been significant.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of lease operating expenses of the Properties. The lease operating expenses include production and ad valorem taxes, lifting costs, well repair expenses, facility maintenance expenses, well workover costs, and other field related expenses. Lease operating expenses also include overhead charged by the operator of the property for non-operated properties and expenses directly associated with support personnel, support services, equipment, and facilities directly related to oil and gas production activities.

Use of Estimates in the Preparation of Revenues and Direct Operating Expenses

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. Actual amounts could differ from those estimates.

Contingencies

The activities of the Properties may become subject to potential claims and litigation in the normal course of operations. Alamo Borden County 1, LLC recently resolved claims against its assets via bankruptcy. There are two remaining claims that are currently being litigated.

3.	Major Customers

During the year ended December 31, 2021, two purchasers accounted for 100% of total revenues attributable to the Properties. Management does not believe that the loss of these customers would have a material adverse effect as alternative customers are readily available.

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

4.	Subsequent Events

Alamo has evaluated subsequent events through June 21, 2022, the date the Statement of Revenues and Direct Operating Expenses was available to be issued.

5.	Supplemental Crude Oil and Natural Gas Disclosures (Unaudited)

Results of Operations for Crude Oil and Natural Gas Producing Activities

The following table reflects Alamo’s results of operations for crude oil and natural gas producing activities as they relate to revenues and direct operating expenses (in thousands):

Year Ended December 31, 2021
Crude oil and natural gas sales	$6,895
Direct operating expenses	2,520
Results of operations from crude oil and natural gas production activities	$4,375

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

5.	Supplemental Crude Oil and Natural Gas Disclosures (Unaudited) - continued

Crude Oil and Natural Gas Reserves

Proved reserves were estimated in accordance with guidelines established by the SEC, which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12-month unweighted average of the first day of the month spot prices prior to the end of the reporting period. These prices as of December 31, 2021 were $68.80 per barrel for crude oil and $3.708 per MMBtu for natural gas. The estimated realized prices used in computing Alamo’s reserves as of December 31, 2021 were as follows: (i) $68.25 per barrel of crude oil and (ii) $2.890 per Mcf of natural gas. All prices are net of adjustments for regional basis differentials, treating costs, transportation, gas shrinkage, gas heating vale (BTU content) and/or crude quality and gravity adjustments.

The proved reserve estimates as of December 31, 2021 were prepared by Alamo internal reserve engineers. All estimates of proved reserves are determined according to the rules prescribed by the SEC in existence at the time the estimates were made. These rules require that the standard of “reasonable certainty” be applied to proved reserve estimates, which is defined as having a high degree of confidence that the quantities will be recovered. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as more technical and economic data becomes available, a positive or upward revision or no revision is much more likely than a negative or downward revision. Estimates are subject to revision based upon a number of factors, including many factors beyond Alamo’s control, such as reservoir performance, prices, economic conditions, and government restrictions. In addition, results of drilling, testing, and production subsequent to the date of an estimate may justify revision of that estimate.

Reserve estimates are often different from the quantities of crude oil and natural gas that are ultimately recovered. Estimating quantities of proved crude oil and natural gas reserves is a complex process that involves significant interpretations and assumptions and cannot be measured in an exact manner. It requires interpretations and judgment of available technical data, including the evaluation of available geological, geophysical and engineering data. The accuracy of any reserve estimate is highly dependent on the quality of available data, the accuracy of the assumptions on which they are based upon, economic factors, such as crude oil and natural gas prices, production costs, severance and excise taxes, capital expenditures, workover and remedial costs, and the assumed effects of governmental regulation. In addition, due to the lack of substantial, if any, production data, there are greater uncertainties in estimating proved undeveloped reserves, proved developed non-producing reserves and proved developed reserves that are early in their production life. As a result, Alamo’s reserve estimates are inherently imprecise.

The meaningfulness of reserve estimates is highly dependent on the accuracy of the assumptions on which they were based. In general, the volume of production from crude oil and natural gas properties declines as reserves are depleted. Except to the extent successful exploration and development activities are conducted, the proved reserves will decline as reserves are produced.

The following table reflects changes in proved reserves during the periods indicated:

	Crude Oil (MBbl)	Natural Gas (MMcf)	Total (MBoe)
Proved Reserves at January 1, 2021	584	841	724
Extensions and discoveries	6,357	5,707	7,308
Revisions of previous estimates	73	6	74
Production	(162)	(108)	(180)
Proved Reserves at December 31, 2021	6,852	6,446	7,926

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

5.	Supplemental Crude Oil and Natural Gas Disclosures (Unaudited) - continued

At December 31, 2021, the Alamo Assets had approximately 7,926 MBoe of proved reserves. For the year ended December 31, 2021, extensions and discoveries increased proved reserves by 7,308 MBoe as a result of: (i) drilling 3 gross (2.2 net) exploratory wells that were on production as of December 31, 2021, (ii) 2 gross (1.9 net) exploratory wells that were in the final stages of completion as of December 31, 2021, and (iii) the addition of 10 gross (8.1 net) of proved undeveloped locations. The aforementioned net increase in proved reserves was partially offset by 180 MBoe in production during the year ended December 31, 2021.

The following table sets forth Alamo’s estimated quantities of proved developed and proved undeveloped crude oil and natural gas reserves:

December 31, 2021
Proved Developed Reserves (1)
Crude oil (MBbl)	2,679
Natural gas (MMcf)	2,691
Total (MBoe)	3,127
Proved Undeveloped Reserves
Crude oil (MBbl)	4,173
Natural gas (MMcf)	3,755
Total (MBoe)	4,799
Total Proved Reserves
Crude oil (MBbl)	6,852
Natural gas (MMcf)	6,446
Total (MBoe)	7,926

(1)	As of December 31, 2021, proved developed reserves includes proved developed non-producing reserves of 988 MBbl of crude oil and 889 MMcf of natural gas.

CERTAIN OIL AND GAS PROPERTIES OF ALAMO

NOTES TO THE STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES

(continued)

5.	Supplemental Crude Oil and Natural Gas Disclosures (Unaudited) - continued

Standardized Measure of Discounted Future Net Cash Flows

The following table reflects Alamo’s standardized measure of discounted future net cash flows relating from its proved crude oil and natural gas reserves (in thousands):

December 31, 2021
Future cash inflows	$486,274
Future production costs	(93,085)
Future development costs	(56,882)
Future income tax expense (1)	(2,553)
Future net cash flows	333,754
Discount to present value at 10% annual rate	(160,280)
Standardized measure of discounted future net cash flows	$173,474

(1)

Alamo has elected to be treated as a partnership for tax purposes. Accordingly, federal taxable income and losses are reported on the income tax returns of the Partnership’s partners. Alamo is subject to Texas Margin Tax, which is reflected as “Future income tax expense”.

The following table reflects the principal changes in the standardized measure of discounted future net cash flows attributable to Alamo’s proved reserves (in thousands):

Year Ended December 31, 2021
Standardized measure of discounted future net cash flows, beginning of year	$8,488
Sales of crude oil and natural gas, net of production costs	(4,375)
Extensions and discoveries, net of future development costs	161,757
Net changes in prices and production costs	6,163
Changes in estimated future development costs	(178)
Revisions of previous quantity estimates	1,688
Accretion of discount	855
Net changes in income taxes	(1,336)
Net changes in timing of production and other	412
Standardized measure of discounted future net cash flows, end of year	$173,474